Exhibit 99.1
L BRANDS REPORTS THIRD QUARTER 2019 RESULTS

- PROVIDES FOURTH QUARTER GUIDANCE -

Columbus, Ohio, Nov. 20, 2019 - L Brands, Inc. (NYSE: LB) today reported 2019 third quarter results.

Third Quarter Results
The company reported a loss per share of $0.91 for the third quarter ended Nov. 2, 2019, compared to a loss per share of $0.16 for the quarter ended Nov. 3, 2018. Third quarter operating loss was $151.2 million compared to operating income of $54.4 million last year, and net loss was $252.0 million compared to a net loss of $42.8 million last year.

Reported results above include the following significant items:

In 2019, pre-tax charges of $284.7 million ($0.93 per share) as follows:

•	A $247.5 non-cash impairment charge ($0.83 per share) related to certain Victoria’s Secret store and other assets; and

•	A $37.2 million charge ($0.10 per share) to increase reserves related to ongoing guarantees for the La Senza business which was sold in the fourth quarter of 2018.

In 2018, pre-tax charges of $101.2 million ($0.32 per share) as follows:

•	An $80.9 million non-cash impairment charge ($0.26 per share) related to certain Victoria’s Secret store assets; and

•	A $20.3 million charge ($0.05 per share), principally cash, related to the closure of the Henri Bendel business.

Excluding the above charges, adjusted third quarter earnings per share were $0.02 compared to $0.16 last year, adjusted operating income was $96.3 million compared to $155.6 million last year, and adjusted net income was $5.7 million compared to $45.0 million last year.

At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the above charges.

The company reported net sales of $2.677 billion for the 13 weeks ended Nov. 2, 2019, compared to net sales of $2.775 billion for the quarter ended Nov. 3, 2018. Comparable sales decreased 2 percent for the quarter ended Nov. 2, 2019.

Fourth Quarter 2019 Outlook
The company stated that it expects 2019 fourth quarter earnings per share to be about $2.00, which would result in full-year adjusted earnings per share of about $2.40, compared to its previous full-year guidance range of $2.30 to $2.60.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

Earnings Call and Additional Information
Additional third quarter financial information, including management commentary, is currently available at www.LB.com.  L Brands will conduct its third quarter earnings call at 9:00 a.m. eastern on Nov. 21.  To listen, call 1-866-363-4673 (international dial-in number: 1-973-200-3978); conference ID 8594448.  For an audio replay, call 1-855-859-2056 (international replay number: 1-404-537-3406); conference ID 8594448 or log onto www.LB.com.

ABOUT L BRANDS:
L Brands, through Victoria’s Secret, PINK and Bath & Body Works, is an international company. The company operates 2,944 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are also sold in 700 franchised locations worldwide. The company’s products are also available online at www.VictoriasSecret.com and www.BathandBodyWorks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, significant health hazards, environmental hazards or natural disasters;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	shareholder activism matters;

•	our ability to retain key personnel;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	liabilities arising from divested businesses;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@lb.com	communications@lb.com

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS
THIRD QUARTER 2019

Comparable Sales Increase (Decrease) (Stores and Direct):

	Third Quarter	Third Quarter	Year- to- Date	Year- to- Date
	2019	2018	2019	2018
Victoria's Secret[1]	(7%)	(2%)	(6%)	(1%)
Bath & Body Works[1]	9%	13%	10%	10%
L Brands[2]	(2%)	4%	(1%)	3%

1 - Results include company-owned stores in the U.S. and Canada and direct sales.
2 - Results include company-owned stores in the U.S., Canada, the U.K. and Greater China and direct sales.

Comparable Sales Increase (Decrease) (Stores Only):

	Third Quarter	Third Quarter	Year- to- Date	Year- to- Date
	2019	2018	2019	2018
Victoria's Secret[1]	(8%)	(6%)	(8%)	(5%)
Bath & Body Works[1]	5%	10%	5%	8%
L Brands[2]	(3%)	—%	(3%)	(1%)

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include company-owned stores in the U.S., Canada, the U.K. and Greater China.

Total Sales (Millions):

	Third Quarter	Third Quarter	Year- to- Date	Year- to- Date
	2019	2018	2019	2018
Victoria's Secret[1]	$1,080.9	$1,177.8	$3,462.2	$3,778.4
Victoria's Secret Direct	331.3	351.0	1,066.5	1,064.6
Total Victoria's Secret	$1,412.2	$1,528.8	$4,528.7	$4,843.0

Bath & Body Works[1]	$871.7	$808.3	$2,468.4	$2,281.1
Bath & Body Works Direct	192.4	147.9	527.3	399.1
Total Bath & Body Works	$1,064.1	$956.2	$2,995.7	$2,680.2

VS & BBW International[2]	$133.4	$134.0	$422.9	$414.6
Other	$67.0	$155.9	$259.8	$446.8
L Brands	$2,676.7	$2,774.9	$8,207.1	$8,384.6

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include retail sales from company-owned stores outside of the U.S. and Canada, direct sales in China, royalties associated with franchised stores and wholesale sales.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

Total Company-Owned Stores:

	Stores			Stores
	Operating			Operating
	at 2/2/19	Opened	Closed	at 11/2/19
Victoria's Secret U.S.	957	4	(38)	923
PINK U.S.	141	2	—	143
Victoria's Secret Canada	39	—	—	39
PINK Canada	6	—	—	6
Total Victoria's Secret	1,143	6	(38)	1,111

Bath & Body Works U.S.	1,619	34	(12)	1,641
Bath & Body Works Canada	102	1	—	103
Total Bath & Body Works	1,721	35	(12)	1,744

Victoria's Secret U.K./Ireland	21	—	—	21
PINK U.K.	5	—	—	5
Victoria's Secret Beauty and Accessories	38	9	(5)	42
Victoria's Secret Greater China	15	6	—	21
Total International	79	15	(5)	89
Total L Brands Stores	2,943	56	(55)	2,944

Total Noncompany-Owned Stores:

	Stores			Stores
	Operating			Operating
	at 2/2/19	Opened	Closed	at 11/2/19
Victoria's Secret Beauty & Accessories - Travel Retail	164	14	(20)	158
Bath & Body Works - Travel Retail	12	3	—	15
Victoria's Secret Beauty & Accessories	219	6	(9)	216
Victoria's Secret	47	15	—	62
PINK	9	—	—	9
Bath & Body Works	223	21	(4)	240
Total	674	59	(33)	700

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF LOSS
THIRTEEN WEEKS ENDED NOVEMBER 2, 2019 AND NOVEMBER 3, 2018
(Unaudited)
(In thousands except per share amounts)
	2019	2018
Net Sales	$2,676,747	$2,774,874
Costs of Goods Sold, Buying and Occupancy	(1,936,244)	(1,846,622)
Gross Profit	740,503	928,252
General, Administrative and Store Operating Expenses	(891,717)	(873,857)
Operating Income (Loss)	(151,214)	54,395
Interest Expense	(92,098)	(95,685)
Other Income (Loss)	(34,051)	164
Loss Before Income Taxes	(277,363)	(41,126)
Provision (Benefit) for Income Taxes	(25,371)	1,624
Net Loss	$(251,992)	$(42,750)

Net Loss Per Diluted Share	$(0.91)	$(0.16)

Weighted Average Shares Outstanding	276,398	275,103

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
THIRTY-NINE WEEKS ENDED NOVEMBER 2, 2019 AND NOVEMBER 3, 2018
(Unaudited)
(In thousands except per share amounts)
	2019	2018
Net Sales	$8,207,095	$8,384,569
Costs of Goods Sold, Buying and Occupancy	(5,550,340)	(5,453,442)
Gross Profit	2,656,755	2,931,127
General, Administrative and Store Operating Expenses	(2,480,024)	(2,493,787)
Operating Income	176,731	437,340
Interest Expense	(286,105)	(291,916)
Other Income (Loss)	(65,550)	733
Income (Loss) Before Income Taxes	(174,924)	146,157
Provision (Benefit) for Income Taxes	(783)	42,356
Net Income (Loss)	$(174,141)	$103,801

Net Income (Loss) Per Diluted Share	$(0.63)	$0.37

Weighted Average Shares Outstanding	276,059	279,142

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED FINANCIAL INFORMATION
(Unaudited)
(In thousands except per share amounts)

	Third Quarter		Year-to-Date
	2019	2018	2019	2018
Details of Special Items - Income (Expense)
Victoria's Secret Asset Impairment	$(247,532)	$(80,878)	$(247,532)	$(80,878)
Henri Bendel Closure Costs	—	(20,310)	—	(20,310)
Special Items included in Operating Income (Loss)	(247,532)	(101,188)	(247,532)	(101,188)
La Senza Guarantees	(37,217)	—	(37,217)	—
Loss on Extinguishment of Debt	—	—	(39,564)	—
Special Items included in Other Income (Loss)	(37,217)	—	(76,781)	—
Tax Effect of Special Items included in Operating Income (Loss) and Other Income (Loss)	27,015	13,463	36,547	13,463
Special Items included in Net Income (Loss)	$(257,734)	$(87,725)	$(287,766)	$(87,725)
Special Items included in Earnings (Loss) Per Diluted Share	$(0.93)	$(0.32)	$(1.04)	$(0.31)

Reconciliation of Reported Operating Income (Loss) to Adjusted Operating Income
Reported Operating Income (Loss)	$(151,214)	$54,395	$176,731	$437,340
Special Items included in Operating Income (Loss)	247,532	101,188	247,532	101,188
Adjusted Operating Income	$96,318	$155,583	$424,263	$538,528

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income
Reported Net Income (Loss)	$(251,992)	$(42,750)	$(174,141)	$103,801
Special Items included in Net Income (Loss)	257,734	87,725	287,766	87,725
Adjusted Net Income	$5,742	$44,975	$113,625	$191,526

Reconciliation of Reported Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share
Reported Earnings (Loss) Per Diluted Share	$(0.91)	$(0.16)	$(0.63)	$0.37
Special Items included in Earnings (Loss) Per Diluted Share	0.93	0.32	1.04	0.31
Adjusted Earnings Per Diluted Share	$0.02	$0.16	$0.41	$0.69

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
NOTES TO RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

The “Adjusted Financial Information” provided in the attached reflects the following non-GAAP financial measures:

Fiscal 2019

In the third quarter of 2019, adjusted results exclude the following:

•
A $247.5 million charge ($230.0 million net of tax of $17.5 million), $217.1 million included in buying and occupancy expenses and $30.5 million included in general, administrative and store operating expenses, related to the impairment of certain Victoria’s Secret store and other assets.

•
A $37.2 million charge ($27.7 million net of tax of $9.5 million), included in other income (loss), to increase reserves related to ongoing guarantees for the La Senza business which was sold in the fourth quarter of 2018.

In the second quarter of 2019, adjusted results exclude the following:

•
A $39.6 million pre-tax loss ($30.0 million net of tax of $9.5 million), included in other income (loss), associated with the early extinguishment of $764 million in outstanding notes maturing between 2020 and 2022 through the issuance of $500 million of new notes maturing in 2029 and the use of $315 million in cash, lowering total debt by $264 million.

In the first quarter of 2019, there were no adjustments to results.

Fiscal 2018

In the third quarter of 2018, adjusted results exclude the following:

•	An $80.9 million charge ($72.7 million net of tax of $8.2 million), included in buying and occupancy expenses, related to the impairment of certain Victoria’s Secret store assets.

•
$20.3 million ($15.0 million net of tax of $5.3 million) of Henri Bendel closure costs, included in buying and occupancy expenses ($13.8 million) and general, administrative and store operating expenses ($6.5 million).

In the first and second quarter of 2018, there were no adjustments to results.

The Adjusted Financial Information should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the Company’s definition of adjusted income information may differ from similarly titled measures used by other companies. Management believes that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. While it is not possible to predict future results, management believes the adjusted information is useful for the assessment of the ongoing operations of the Company because the adjusted items are not indicative of our ongoing operations due to their size and nature. Additionally, management uses adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. The Adjusted Financial Information should be read in conjunction with the Company’s historical financial statements and notes thereto contained in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com